UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 28, 2003

Shire Pharmaceuticals Group plc
(Exact name of registrant as specified in its charter)

England and Wales
(State or other jurisdiction of incorporation)

0-29630	98-0359573
(Commission File Number)	(I.R.S. Employer Identification No.)

Hampshire International Business Park
Chineham, Basingstoke,
Hampshire RG24 8EP England
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 44 1256 894 000

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events

     Shire Pharmaceuticals Group plc has issued the press release attached as Exhibit 99.1 and which is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed herewith:

99.1	Press Release dated October 28, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2003	SHIRE PHARMACEUTICALS GROUP PLC

By:	/s/ A C Russell
Name: Title:	Angus Russell Group Finance Director

EXHIBIT INDEX

Number	Description

99.1	Press Release dated October 28, 2003